                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF NEW YORK


-------------------------------------x
In re                                :
                                     :   Chapter 11 Case Nos.
                                     :
RHYTHMS NETCONNECTIONS INC., et al., :   01- 14283 (BRL) through
                                     :   01- 14287 (BRL)
                                     :
    Debtors.                         :   (Jointly Administered)
                                     :
-------------------------------------x

                        Monthly Operating Statements For
                The Period November 1, 2001 to November 30, 2001
                ------------------------------------------------

DEBTORS
Rhythms NetConnections Inc.
Rhythms Links Inc.
Rhythms Links Inc. - Virginia
Rhythms Leasing Inc.
RCanada, Inc.

DEBTORS' ADDRESS
9100 E. Mineral Circle
Englewood, CO 80112
                                               Monthly Disbursements: $8,993,353

DEBTORS' ATTORNEYS
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
                                   Monthly Operating Profit (Loss): $(2,347,000)


     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information, contained therein is complete, accurate and truthful to the best of my knowledge.

Date:                                   By /s/ Susan Richart
                                           ---------------------------
                                           Susan Richart
                                           Controller

Indicate if this is an amended statement by checking here

                                        Amended Statement ________

                             RHYTHMS NETCONNECTIONS
                      SCHEDULE OF DISBURSEMENTS BY COMPANY
                   NOVEMBER 1, 2001 THROUGH NOVEMBER 30, 2001

                                   OPERATING       PAYROLL           TOTAL
COMPANY NAME                       EXPENSES        EXPENSES       DISBURSEMENTS
------------                      ----------      ----------      -------------
Rhythms NetConnections, Inc.      $1,457,768      $2,633,530      $4,091,298

Rhythms Links Inc.                $4,901,386                      $4,901,386

Rhythms Links Virginia, Inc.      $      250                      $      250

Rhythms Leasing                   $      250                      $      250

RCanada Inc.                      $      169                      $      169
                                  ----------      ----------      ----------
  TOTAL DISBURSEMENTS             $6,359,823      $2,633,530      $8,993,353
                                  ==========      ==========      ==========


                          RHYTHMS NETCONNECTIONS INC.
                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                             NOVEMBER 30,
                                                                 2001
                                                             -----------
                                                             (unaudited)
                                     ASSETS
Current assets:
  Cash and cash equivalents                                  $      (808)
  Short-term investments                                         122,860
  Restricted cash                                                 52,650
  Accounts receivables, net                                        6,162
  Loans, interest, and other receivables, net                        959
  Inventory                                                          561
  Prepaid expenses and other current assets                       42,450
                                                             -----------
    Total current assets                                         224,834
                                                             -----------
Furniture, fixtures and equipment, net                           234,705
Collocation fees, net                                             73,376
Investments                                                       12,340
Other assets                                                      14,097
                                                             -----------
TOTAL ASSETS                                                 $   559,352
                                                             ===========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Current portion of long-term debt                          $     7,689
  Accounts payable - Trade
    Prepetition Liabilities                                       23,182
    Post Petition Liabilities                                     15,331
  Interest payable                                                31,489
  Accrued expenses                                                29,062
  Other current liabilities                                       20,607
Senior notes payable                                             859,610
                                                             -----------
    Total current liabilities                                    986,970
                                                             -----------
Long-term Deferred Installation Revenues                           1,545
                                                             -----------
    Total liabilities                                            988,515
                                                             -----------
Mandatorily redeemable common stock warrants                          --
Mandatorily redeemable preferred stock                           496,987
                                                             -----------
                                                               1,485,502
Stockholders' deficit:
  Common stock, $0.001 par value; 250,000,000 shares
    authorized; 79,739,764 shares issued as of 2000
    and 79,750,254 as of 2001                                         80
  Treasury stock, at cost none as of 2000 and
    156,768 as of 2001                                              (472)
  Additional paid-in capital                                     339,416
  Warrants and Deferred Compensation                              87,157
  Accumulated deficit                                         (1,352,331)
  Accumulated comprehensive income                                    --
                                                             -----------
    Total stockholders' deficit                                 (926,150)
                                                             -----------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                  $   559,352
                                                             ===========

                          RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED SUPPLEMENTAL SCHEDULES
                                 (IN THOUSANDS)

                                                                NOVEMBER 30,
                                                                   2001
                                                                -----------
                                                                (unaudited)
PREPAID AND OTHER CURRENT ASSETS
  Prepaid Maintenance Agreements                                  $ 2,754
  Prepaid Insurance                                                   646
  Prepaid Other                                                       159
                                                                  -------
    Subtotal                                                      $ 3,559

  Current Deferred Installation Costs                              32,616

  Employee Trust Assets                                             6,275

    TOTAL                                                         $42,450
                                                                  =======
INVESTMENTS
  At Home Solutions                                               $10,000
  Megapath, Inc.                                                    2,289
  Other                                                                51
                                                                  -------
    TOTAL                                                         $12,340
                                                                  =======
OTHER ASSETS
  Deferred Business Acquisition Costs                             $ 9,868
  Security Deposits                                                 4,229
                                                                  -------
    TOTAL                                                         $14,097
                                                                  =======
ACCRUED EXPENSES
  Operating Expenses
    Prepetition                                                   $ 1,841
    Post Petition                                                  15,346
                                                                  -------
      Subtotal                                                    $17,187

  Accrued Wages and Benefits                                        5,216

  Accrued Sales, Use, Property, and Telecommuncation Fees           6,659
                                                                  -------
    TOTAL                                                         $29,062
                                                                  =======
OTHER CURRENT LIABILITIES
  Capital Lease Obligation                                            393
  Current Deferred Installation Revenues                            8,912
  Insurance Claim                                                  11,250
  Sublease Deposits                                                    52
                                                                  -------
    TOTAL                                                         $20,607
                                                                  =======

                          RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED STATEMENT OF CASH FLOW
                                 (IN THOUSANDS)

                                                             ONE MONTH ENDED
                                                               NOVEMBER 30,
                                                                  2001
                                                             ---------------
                                                               (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                      $ (2,347)
  Adjustments to reconcile net loss to net
    cash used for operating activities:
      Depreciation and amortization of furniture,
        fixtures, equipment, and collocation fees                  7,134
      Amortization of debt discount and deferred
        debt issue costs                                           2,639
      Bad debt expense                                             3,835
      Other                                                           --
      Changes in assets and liabilities:
        Increase in accounts, loans, interest,
          and other receivables, net                              (2,784)
        Decrease in prepaid expenses and other
          current assets                                             851
        Decrease in trust assets                                     463
        Increase in accounts payable                               4,812
        Decrease in interest payable                             (20,859)
        Increase in accrued expenses and other
          current liabilities                                        311
                                                                --------
          Net cash used for operating activities                  (5,945)
                                                                --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases (maturities) of short-term investments, net               --
  Purchases (maturities) of government securities as
    restricted cash, net                                           4,154
  Equity investments                                                  --
  Purchases of furniture, fixtures, and equipment                   (270)
  Payments of collocation fees                                        --
                                                                --------
          Net cash provided by (used for) investing
            activities                                             3,884
                                                                --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of stock                                   (324)
  Proceeds from Borrowing (See note below)                         1,803
  Proceeds from Warrants                                              --
  Purchase of treasury stock                                          --
                                                                --------
          Net cash provided by (used for) financing
            activities                                             1,479
                                                                --------
Net increase in cash and cash equivalents                           (582)
Cash and cash equivalents at beginning of period                    (226)
                                                                --------
Cash and cash equivalents at end of period                      $   (808)
                                                                ========
Supplemental schedule of cash flow information:
  Cash paid for interest                                        $     --
                                                                ========


Proceeds from Borrowings represent funds received from MCI Worldcm related to Debtor In Possession Financing approved Sept 24, 2001.

                          RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                      ONE MONTH ENDED   ELEVEN MONTHS ENDED
                                                           30-NOV            30-NOV
                                                            2001              2001
                                                        -----------        -----------
                                                        (unaudited)        (unaudited)
Revenue:
  Service and Installation Revenues                      $   3,380          $  79,673
  Sales Returns and Allowances                              (3,841)           (35,177)
                                                         ---------          ---------
 Service and installation, net                           $    (461)         $  44,496
                                                         ---------          ---------
Cost of Services:
  Network and service costs                                  9,063            188,939

Operating Expenses:
  Selling, marketing, general and administrative             4,698            171,074
  Restructuring costs                                            0              7,571
  Depreciation and amortization                              7,134            111,771
                                                         ---------          ---------
    Total Cost of Operations                             $  20,895          $ 479,355
                                                         ---------          ---------
Loss from operations                                     $ (21,356)         $(434,859)
                                                         ---------          ---------
Interest income                                                471             14,539
Interest expense (including amortized debt
  discount and issue costs)                                 18,538            (76,563)
Equity in losses of affiliates                                   0            (12,648)
Other income                                                     0            (17,000)
                                                         ---------          ---------
  Total other income (expense)                           $  19,009          $ (91,672)
                                                         ---------          ---------
Net Loss                                                 $  (2,347)         $(526,531)
                                                         =========          =========

                          RHYTHMS NETCONNECTIONS INC.
                          EXPENSES FUNDED BY WORLDCOM
                                 NOVEMBER 2001

FUNDING TRANSFERS AND COLLECTIONS FROM WORLDCOM:            2,551,092.35
EXPENSES REIMBURSED BY WORLDCOM:
  Cost of Goods Sold                                        1,401,535.54
  Operating Expenses                                        1,178,899.21
                                                            ------------
                                                            2,580,434.75
                                                            ============

                          RHYTHMS NETCONNECTIONS INC.
                                GROSS WAGES PAID
                                 NOVEMBER 2001


PAY PERIOD                             AMOUNT
----------                             ------
October 21-November 3, 2001          1,216,388
November 4-17, 2001                    700,027
November 18-December 1, 2001           715,713
                                     ---------
                                     2,632,128
                                     =========

All wage obligations are paid by the Debtor, Rhythms NetConnections Inc. No wages are paid by Rhythms Links, Rhythms Links VA, Rhythms
Leasing or Rhythms Canada.

                          RHYTHMS NETCONNECTIONS INC.

                           Schedule of Payroll Taxes
                             For November 30, 2001

                              PAYROLL TAX          PAYROLL TAX           PAYROLL TAX
DESCRIPTION                    WITHHELD             INCURRED                 PAID
-----------                   -----------          ------------          ------------
FIT WITHHELD                   (256,863)                                   256,863
LOCAL WITHHELD                      (62)                                        62
MEDICARE WITHHELD               (17,491)                                    17,491         PAY PERIOD
OASDI WITHHELD                  (17,726)                                    17,726         OCTOBER 21-NOVEMBER 3
SDI WITHHELD                       (109)                                       105         PAYMENT DATE - 11/2/01
SIT WITHHELD                    (57,313)                                    57,313
MEDICARE PAYABLE                                      (17,491)              17,491
OASDI PAYABLE                                         (17,726)              17,726

FIT WITHHELD                   (125,887)                                   125,887
LOCAL WITHHELD                      (64)                                        64
MEDICARE WITHHELD               (10,009)                                    10,009         PAY PERIOD
OASDI WITHHELD                  (16,773)                                    16,773         NOVEMBER 4-17
SDI WITHHELD                        (83)                                        80         PAYMENT DATE - 11/16/01
SIT WITHHELD                    (26,791)                                    26,791
MEDICARE PAYABLE                                      (10,009)              10,009
OASDI PAYABLE                                         (16,773)              16,773

FIT WITHHELD                   (131,571)                                   131,571
LOCAL WITHHELD                      (61)                                        61
MEDICARE WITHHELD               (10,237)                                    10,237         PAY PERIOD
OASDI WITHHELD                  (16,017)                                    16,017         NOVEMBER 18-DECEMBER 1
SDI WITHHELD                        (55)                                        52         PAYMENT DATE - 11/30/01
SIT WITHHELD                    (27,712)                                    27,712
MEDICARE PAYABLE                                      (10,237)              10,237
OASDI PAYABLE                                         (16,017)              16,017
                               --------              --------             --------
                               (714,823)              (88,253)             803,065
                               ========              ========             ========

                          RHYTHMS NETCONNECTIONS INC.
                         PAYROLL TAX PAYMENTS BY STATE
                                 NOVEMBER 2001

       STATE                TOTAL
       -----                -----
CA                         21,777
CO                         71,181
GA                            308
IL                          1,191
IN                            220
IRS                       690,827
MA                          1,327
MD                         12,736
MI                            218
MN                            201
N1 - NY City - NY             186
NJ                             89
NY                          1,176
OH                            163
PA                            164
VA                            968
WI                            333
                          -------
                          803,065
                          =======

Rhythms NetConnections & Subsidiaries
Debtors-In-Possession
Schedule of Property Tax Payments
October 2001

      JURISDICTION                DATE          AMOUNT PAID
      ------------                ----          -----------
Fulton County Tax Comm         26-Nov-01         197,465
SANTA CLARA COUNTY TAX          2-Nov-01          99,616
Fulton County Tax Comm         26-Nov-01          93,114
CISCO SYSTEMS CAPITAL           2-Nov-01          91,384
LOS ANGELES COUNTY TAX         26-Nov-01          76,581
Maricopa County Treasu          5-Nov-01          64,635
Wisconsin, State of            26-Nov-01          41,965
Harris County                  26-Nov-01          34,058
ALAMEDA COUNTY TREASUR         26-Nov-01          31,695
Tarrant County Tax Col         26-Nov-01          30,782
Metropolitian Trustee           5-Nov-01          27,150
Orange County Treasure         26-Nov-01          26,661
Houston, I.S.D                 26-Nov-01          26,206
SAN FRANCISCO TAX COLL         26-Nov-01          24,686
Miami-Dade County Tax          26-Nov-01          15,984
SAN MATEO COUNTY TAX C         26-Nov-01          15,449
Salt Lake City County          26-Nov-01          14,218
Hillsborough County Ta         26-Nov-01          11,966
Travis County Tax Coll         26-Nov-01          11,952
Multonmah County, Oreg         26-Nov-01           9,891
Broward County Revenue         26-Nov-01           9,485
Fairfax, Dept. of Tax          26-Nov-01           9,197
Utah County Treasurer          26-Nov-01           7,539
Jefferson County                5-Nov-01           6,957
Sacramento County Trea         26-Nov-01           6,140
Dekalb Tax Commissione         26-Nov-01           5,585
Washington County Prop         26-Nov-01           5,136
Aldine ISD-Tax Office          26-Nov-01           4,757
Collin County, Tax Ass         26-Nov-01           4,215
Ellis County Tax Offic         26-Nov-01           3,667
Jacksonville, City of          26-Nov-01           3,648
Shelby County                  26-Nov-01           2,991
Ronald A. Leggett, Col         26-Nov-01           2,927
Davis County Treasurer         26-Nov-01           2,911
Palm Beach County              26-Nov-01           2,894
Galena Park ISD Tax Of         26-Nov-01           2,637
Clear Creek I.S.D              26-Nov-01           2,527
Clackamas County Tax C         26-Nov-01           2,445
Boston, City of                 2-Nov-01           2,384
Pasadena I.S.D                 26-Nov-01           2,316
Galveston, County of            2-Nov-01           2,305
Johnson, County of             26-Nov-01           2,131
Memphis, City of               26-Nov-01           2,112
Memphis, City of                5-Nov-01           2,081
Hunt County Tax Office         26-Nov-01           1,881

MARIN COUNTY TAX COLLE          26-Nov-01         1,777
Cambridge, City of              26-Nov-01         1,705
Galena Park, City of            26-Nov-01         1,678
Collin County, Tax Ass          26-Nov-01         1,612
Eagle Mountain - Sagin          26-Nov-01         1,599
Ventura County Tax Col          26-Nov-01         1,572
Hernando County Florid          26-Nov-01         1,555
Ft. Bend County Tax As          26-Nov-01         1,513
Bridgeport, City                 2-Nov-01         1,506
Weber County Treasurer          26-Nov-01         1,442
Denton County                   26-Nov-01         1,423
Grapevine/Colleyville           26-Nov-01         1,348
Klein Independent Scoo          26-Nov-01         1,325
Katy Independent Schoo          26-Nov-01         1,313
EL DORADO COUNTY TREAS          26-Nov-01         1,269
SAN BERNARDINO TREASUR          26-Nov-01         1,258
Alief ISD Tax Office            26-Nov-01         1,241
Leander Tax Office              26-Nov-01         1,228
Fairfax, Dept. of Tax           26-Nov-01         1,226
Montgomery, County of           26-Nov-01         1,221
Hartford, City of                2-Nov-01         1,210
Unified Government Tre          26-Nov-01         1,182
Cypress Fairbanks I.S           26-Nov-01         1,175
Channelview ISD Tax Of          26-Nov-01         1,115
Marion County Tax Coll          26-Nov-01         1,083
Eanes ISD Tax Office            26-Nov-01           985
Solano County, Tax Col          26-Nov-01           977
Franklin County Treasu          26-Nov-01           957
St. Johns County                26-Nov-01           950
Fairfield, Town of              26-Nov-01           934
Pinellas County Tax Co         26-NOV-01B           933
Sharon, Town of                 26-Nov-01           932
Arlington, City of              26-Nov-01           927
Prince William County           26-Nov-01           918
Spalding, County of             26-Nov-01           885
Round Rock Consul Tax           26-Nov-01           878
Texas City Independent          26-Nov-01           876
WEST HARTFORD TOWN OF            2-Nov-01           813
Wilmington, Town of              2-Nov-01           779
Carroll County Tax Off          26-Nov-01           745
Bellerica, Town of               5-Nov-01           735
Yamhill County Tax Col          26-Nov-01           732
Waltham, Town of                 2-Nov-01           707
Williamson County Tax           26-Nov-01           689
Newton County Tax Comm          26-Nov-01           682
Topsfield, Town of               5-Nov-01           672
Pasco County Tax Colle          26-Nov-01           669
Williamson City Truste           5-Nov-01           664
Norwood, Town of                26-Nov-01           647
McKinney Independent S          26-Nov-01           645
REVERE CITY OF                   2-Nov-01           634
Alexandria, City of             26-Nov-01           614

Orange Cnty Tax Collec         26-Nov-01         610
Norwich, City of                5-Nov-01         577
Burleson, City of              26-Nov-01         567
Chelmsford, Town of             2-Nov-01         555
Placer County Treasure         26-Nov-01         545
Rutherford County              26-Nov-01         524
Framingham, Town of             2-Nov-01         503
Fairfax, City of               26-Nov-01         490
Westborough, Town of            2-Nov-01         475
Shelby County Tax Coll          5-Nov-01         470
Sumner County Trustee           5-Nov-01         464
Clark County Assessor          26-Nov-01         462
Manassas, City of              26-Nov-01         460
Pasadena, City of              26-Nov-01         452
Newport News, City of          26-Nov-01         449
WEST VIRGINIA STATE TA         26-Nov-01         432
Gaston County                  26-Nov-01         380
Denton, City of                26-Nov-01         360
League City, City of           26-Nov-01         355
Clay County Tax Collec         26-Nov-01         354
West University Place,         26-Nov-01         335
Bridgeport, City               26-Nov-01         313
Lexington, City of              2-Nov-01         312
Bedford, Town                   2-Nov-01         300
Harris Co. FWDS #6             26-Nov-01         286
Cherokee County                26-Nov-01         279
Douglas County Tax Com         26-Nov-01         278
Lynn, City of                   2-Nov-01         277
NEWTON, CITY OF                 2-Nov-01         274
Virginia Beach, City o         26-Nov-01         269
Nassau County                  26-Nov-01         268
HAVERHILL CITY OF               2-Nov-01         267
Pinellas County Tax Co         26-NOV-01         265
Clear Lake City W.A            26-Nov-01         256
Pinellas County Tax Co         26-Nov-01         247
Collierville, Town of          26-Nov-01         237
Peabody, city of               26-Nov-01         235
Hopkinton, Town of              5-Nov-01         234
Herndon, Town of                5-Nov-01         233
Burlington, Town of             2-Nov-01         220
Natick - MA, Town of            5-Nov-01         217
Brookline, Town of             26-Nov-01         209
Saugus, Town of                 2-Nov-01         208
Vienna, Town of                26-Nov-01         198
Napa County Tax Collec         26-Nov-01         196
Needham, Town of                2-Nov-01         192
Somerville, City of             2-Nov-01         176
WALL STREET JOURNAL            26-Nov-01         175
Fredericksburg, City o         26-Nov-01         168
St. Charles County             26-Nov-01         161
ORANGE COUNTY TAX COLL         26-Nov-01         154
Brentwood, City of             26-Nov-01         152

Watertown, Town of              2-Nov-01               152
Chesapeake, City of             2-Nov-01               149
Arlington, Town of              2-Nov-01               132
Hendersonville, City o         26-Nov-01               119
Goose Creek CISD               26-Nov-01               103
Chamblee, of Chamblee          26-Nov-01                91
Concord, Town of                2-Nov-01                91
Wilson County Trustee          26-Nov-01                88
Ridgefield, Town of            26-Nov-01                87
Leesburg, Town of              26-Nov-01                84
Wellesley, Town of              2-Nov-01                75
Lowell, City of                 2-Nov-01                65
Worchester, City of             2-Nov-01                56
Sudbury, Town of                2-Nov-01                54
Snellville, City of            26-Nov-01                41
Frisco ISD                     26-Nov-01                41
MARSHFIELD, Town of             2-Nov-01                40
Baytown, City of               26-Nov-01                40
NORTH CAROLINA, UTILIT          2-Nov-01                25
Milton, Town of                 2-Nov-01                25
WEST HARTFORD TOWN OF          26-Nov-01                23
Watertown - CT, Town o         26-Nov-01                20
Alpharetta, City of            26-Nov-01                19
Norfolk, City of               26-Nov-01                15
Riverdale, City of             26-Nov-01                14
New Milford, Town of           26-Nov-01                13
Lebanon, City of               26-Nov-01                11
Frisco, City of                26-Nov-01                10
Long Hill Fire Distric         26-Nov-01                 8
Portsmouth, City Treas          2-Nov-01                 8
Williamsburg, City of           5-Nov-01                 6
Alamace County Tax Col          2-Nov-01                 1
                                                 ---------
                                                 1,121,269

Rhythms NetConnections & Subsidiaries
Debtors-In-Possession
Schedule of Tax Payments
November 2001 (Based on October, 2001billing of September, 2001 Earned Revenues)

ENTITY     TAXING JURISDICTION               TAX TYPE                           AMOUNT PAID
Links      Alabama                           Seller's Use Tax Return                 --
Links      Alabama                           Consumer's Use Tax Return               --
Links      Arizona                           Transaction Privelege Tax            4,823.03
Links      Arkansas                          Sales and Use Tax                       --
Links      California                        Sales and Use Tax                       --
Links      Colorado                          Retail Sales Tax                        --
Links      Colorado - City of Aurora         Retail Sales Tax                       324.60
Links      Colorado - City of Boulder        Retail Sales Tax                        --
Links      Colorado - City of Denver         Retail Sales Tax                        --
Links      Colorado - City of Englewood      Retail Sales Tax                        67.87
Links      Colorado - City of Lafayette      Retail Sales Tax                        34.05
Links      Colorado - City of Littleton      Retail Sales Tax                        --
Links      Colorado - City of Longmont       Retail Sales Tax                        --
Links      Colorado - City of Thornton       Retail Sales Tax                        97.15
Links      Connecticut                       Sales and Use Tax                       --
NC         Connecticut                       Sales and Use Tax                       --
Links      Federal Government                Telephone Relay System              16,290.78
Links      Federal Government                Universal Service Fee              368,611.56
Links      Florida                           Sales and Use Tax                       --
Links      Georgia                           Sales and Use Tax                       49.57
NC         Illinois                          Sales and Use Tax                       --
Links      Illinois                          Sales and Use Tax                      264.15
Links      Illinois                          Telecommunications Excise           42,240.66
Links      Illinois                          Infrastructure Maintenance           2,922.54
Links      Indiana                           Sales and Use Tax                    5,878.78
Links      Iowa                              Retailer's Use Tax                      --
Links      Kentucky                          Sales and Use Tax                       --
Links      Louisiana                         Sales and Use Tax                       --
Links      Maryland                          Sales and Use Tax                       --
Links      Massachusetts                     Sales and Use Tax                      110.30
Links      Michigan                          Sales and Use Tax                      417.51
Links      Minnesota                         Sales and Use Tax                    5,616.38
Links      Mississippi                       Sales Tax                               --
Links      Nebraska                          Sales and Use Tax                       --
NC         New Jersey                        Sales and Use Tax                       --
Links      New Jersey                        Sales and Use Tax                       --
Links      New York                          Sales and Use Tax                       --
Links      North Carolina                    Sales and Use Tax                        7.23
Links      North Carolina - Mecklenburg      Sales and Use Tax                       --
Links      Ohio                              Seller's Use Tax                     7,746.52
Links      Pennsylvania                      Sales and Use Tax                       --
Links      Rhode Island                      Sales and Use Tax                       --
Links      Tennessee                         Sales and Use Tax                       --
Links      Texas                             Sales and Use Tax                       --
Links      Texas                             Universal Service Fee                6,227.48

Links      Utah                              Sales and Use Tax                       --
NC         Virginia                          Dealer's Use Tax                        --
Links      Virginia                          Dealer's Use Tax                        12.57
NC         Washington                        Combined Excise Tax                     --
Links      Washington                        Combined Excise Tax                  6,740.69
Links      Washington, D.C.                  Sales and Use Tax                       19.09
Links      Wisconsin                         Sales and Use Tax                       --
                                                                                ----------
                                                                                468,502.51
                                                                                ==========